UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

SARA LEE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 10/25/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement/Summary Annual Report/Financial Report

To view this material and to vote these shares, have the 12-digit Control # (located on the following page) available and visit: www.saralee.com/annualmeeting

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/12/07.

To request material:

Internet: www.saralee.com/annualmeeting  Telephone: 1-800-579-1639  **Email: sendmaterial@investorEconnect.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

SARA LEE CORPORATION
3500 LACEY ROAD DOWNERS GROVE, IL 60515-5424	Vote In Person
Should you choose to vote these shares in person at the meeting you must take certain action. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an admission ticket issued by the entity holding the meeting. This notice serves as your admission ticket.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have the 12-digit Control # when you access the web site and follow the instructions.

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The Annual Meeting for holders as of 9/4/07

is to be held on 10/25/07 at 9:30 a.m. CDT

at:	Drury Lane Theatre

100 Drury Lane

Oakbrook Terrace, Illinois 60181

ADMISSION TICKET

SARA LEE CORPORATION

Only stockholders who own Sara Lee common stock as of the close of business on September 4, 2007, will be entitled to attend the Annual Meeting. This notice serves as your admission ticket to the Annual Meeting. This notice admits only the stockholder listed on the reverse side and is not transferable. If you plan to attend the Annual Meeting in person, please bring this notice and some form of government-issued photo identification (such as a valid driver’s license or passport). If the Sara Lee shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote these shares. If you do not obtain a legal proxy, you will not be entitled to vote these shares, but you can still attend the Annual Meeting if you bring a bank or brokerage statement or other confirmation that you owned shares of Sara Lee common stock on September 4, 2007.

DRIVING DIRECTIONS:

From Route 83:

Exit at Roosevelt Road/Butterfield Road East, follow signs to Drury Lane.

From Roosevelt Road:

Exit Route 83 South. On Route 83 South take the Roosevelt Road/Butterfield Road East Exit, follow signs to Drury Lane.

From Downtown Chicago:

Take the Eisenhower Expressway/I-290 West to I-88 West. Pay toll and exit at Cermak Road. Proceed through the stoplight so you are heading North. Continue on Spring Road and bear right onto Drury Lane Street. Drury Lane will be on your left at the end of the road.

From the West on I-88:

Exit at Midwest Road, turn right, proceed to Butterfield Road and turn right. Proceed to Drury Lane exit.

From I-294:

Exit I-88 West. Pay toll, exit at Cermak Road. Proceed through the stoplight so you are heading North. Continue on Spring Road and bear right onto Drury Lane Street. Drury Lane will be on your left at the end of the road.

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Voting items
The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” proposals 2 and 3 and “AGAINST” proposals 4 through 6.

Proposal 1: Election of 10 directors

1a.	Brenda C. Barnes	Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Sara Lee’s independent registered public accountants for fiscal 2008

1b.	Christopher B. Begley

1c.	Virgis W. Colbert	Proposal 3: To vote on the approval of the Sara Lee Corporation Performance-Based Incentive Plan

1d.	James S. Crown

1e.	Laurette T. Koellner	Proposal 4: To vote on a stockholder proposal regarding submission of stockholder proposals

1f.	Cornelis J.A. van Lede

1g.	Sir Ian Prosser	Proposal 5: To vote on a stockholder proposal requesting amendments to Sara Lee’s Bylaws

1h.	Rozanne L. Ridgway

1i.	Norman R. Sorensen	Proposal 6: To vote on a stockholder proposal requesting an advisory vote on executive compensation

1j.	Jonathan P. Ward

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 10/25/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement/Summary Annual Report/Financial Report

To view this material and to vote these shares, have the 12-digit Control # (located on the following page) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/12/07.

To request material:

Internet: www.investorEconnect.com    Telephone: 1-800-579-1639    **Email: sendmaterial@investorEconnect.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

SARA LEE CORPORATION
Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

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Meeting Type:	Annual	Meeting Location:	Drury Lane Theatre
Meeting Date:	10/25/07		100 Drury Lane
Meeting Time:	9:30 a.m. CDT		Oakbrook Terrace, Illinois 60181

For holders as of:	9/4/07

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Voting items

The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” proposals 2 and 3 and “AGAINST” proposals 4 through 6.

Proposal 1: Election of 10 directors

1a.	Brenda C. Barnes	Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Sara Lee’s independent registered public accountants for fiscal 2008

1b.	Christopher B. Begley

1c.	Virgis W. Colbert	Proposal 3: To vote on the approval of the Sara Lee Corporation Performance-Based Incentive Plan

1d.	James S. Crown

1e.	Laurette T. Koellner	Proposal 4: To vote on a stockholder proposal regarding submission of stockholder proposals

1f.	Cornelis J.A. van Lede

1g.	Sir Ian Prosser	Proposal 5: To vote on a stockholder proposal requesting amendments to Sara Lee’s Bylaws

1h.	Rozanne L. Ridgway

1i.	Norman R. Sorensen	Proposal 6: To vote on a stockholder proposal requesting an advisory vote on executive compensation

1j.	Jonathan P. Ward

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Voting Instructions

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